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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 1998

Commission file number:  0-21464


                PruTech Research and Development Partnership II
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             (Exact name of Registrant as specified in its charter)

California                                                         13-3268435
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

One Seaport Plaza, 28th Floor, New York, NY                             10292
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 214-3500


                N/A
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Former name, former address and former fiscal year, if changed since last report.

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Item 5 - Other Events

R&D Funding Corp, as general partner of PruTech Research and Development Partnership II (the "Partnership"), reached resolution to the Partnership's remaining liabilities and contingencies during December 1998. On December 29, 1998, the Partnership made a final liquidating distribution to the limited partners of $26.68 per unit, representing the Partnership's remaining cash, reduced by amounts necessary to satisfy all of its remaining liabilities. As this distribution to the limited partners represented the final step in the dissolution and liquidation of the Partnership, the general partner terminated the Partnership effective December 31, 1998 by filing a certificate of cancellation with the Secretary of State of the state of California.

Item 7 - Financial Statements and Exhibits

 (c) Exhibits

     2.1 Letter to Limited Partners of PruTech Research and Development Partnership II

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                                 SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PruTech Research and Development Partnership II

By:  R&D Funding Corp
     A Delaware corporation, General Partner

By: /s/ Brian J. Martin                               Date: January 6, 1999
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Brian J. Martin
President, Chief Executive Officer, Chairman of the
Board of Directors and Director for the Registrant

By:  R&D Funding Corp
     A Delaware corporation, General Partner


By: /s/ Steven Carlino                                 Date: January 6, 1999
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Steven Carlino
Vice President
Chief Accounting Officer for the Registrant